UNITED STATES

SEURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022 (May 13, 2022)

THE GREENROSE HOLDING COMPANY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-5270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one redeemable warrant	OTC Pink
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 2.02. Results of Operations and Financial Condition

The information in Item 2.02 of this Current Report, including the accompanying Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On May 13, 2022, The Greenrose Holding Company Inc. (“Greenrose” or the “Company”) issued a press release announcing the Company would host a conference call to discuss its financial results for the quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

On May 16, 2022, the Company issued a press release announcing its financial results for the quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

On May 16, 2022, the Company hosted a conference call to discuss its financial results for the quarter ended March 31, 2022. A copy of the transcript of the conference call is furnished as Exhibit 99.3 hereto and is incorporated by reference herein.

Forward Looking Statements

Statements made in this Current Report on Form 8-K (including the Exhibit hereto) that are not historical facts are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the business combination and any other statements relating to future results, strategy and plans of Greenrose (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Such statements are provided for illustrative purposes only and are not to be relied upon as predictions or any assurance or guarantee by any party of actual performance of Greenrose. Forward-looking statements are based on the opinions and estimates of management of Greenrose and/or the estimates of management of the companies Greenrose recently acquired, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to attract and retain key personnel; prevailing industry trends including consumer spending as well as in cannabis markets; legislation or regulatory requirements and developments in the global economy in general and the regulation of cannabis in particular; the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy; disruption of global supply chains and distribution channels; as well as significant volatility in and possible disruption of financial markets; increased operating costs, decreased ability to profitably develop and operate cultivation and processing facilities as well as retail points of sale; competition in the US cannabis markets; and the impact of government shutdowns or other limitations impacting business activity generally.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated May 13, 2022
99.2	Press Release Dated May 16, 2022
99.3	Transcript of Conference Call Dated May 16, 2022
104	Cover Page InteractiveData File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2022	The Greenrose Holding Company Inc.

	By:	/s/ William F. Harley III
	Name:	William F. Harley III
	Title:	Chief Executive Officer

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